CORBUS® PHARMACEUTICALS



Connecting Innovation to Purpose

May 2021

NASDAQ: CRBP • CorbusPharma.com • @CorbusPharma

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company's restructuring, trial results, product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management's current beliefs and assumptions. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors, including the potential impact of the recent COVID-19 pandemic and the potential impact of sustained social distancing efforts, on our operations, clinical development plans and timelines, which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Expanding Our Therapeutic Focus


CONTINUED FOCUS
EXPANDED FOCUS
INFLAMMATION
METABOLISM
IMMUNO-ONCOLOGY
FIBROSIS
ENDOCANNABINOID SYSTEM BIOLOGY
TGFβ-INTEGRIN BIOLOGY

- Expertise across all phases of drug development
- Track record of executing complex global studies on time and on budget
- Funded through Q1 2024

A Diverse Pipeline with Multiple Shots on Goal





Compound	Therapeutic Areas / Indications	Preclinical	Phase 1	Phase 2	Phase 3
TARGETING THE ENDOCANNABINOID SYSTEM					
Lenabasum	Dermatomyositis				
	Lupus				
CB1 Inverse Agonists	Metabolism				
CB2 Agonists	Solid Tumors				
TARGETING THE TGFβ ACTIVATING INTEGRINS					
Anti-αvβ8 mAb	Solid Tumors				
Anti-αvβ6/αvβ8 mAb	Fibrosis				

CB1 = cannabinoid receptor type 1; CB2 = cannabinoid receptor type 2

PROGRAM 1:

TARGETING THE ENDOCANNABINOID SYSTEM

Endocannabinoid System

2 GPCRs:
CB1 and CB2

2 endogenous agonists:
anandamide & 2-AG

Metabolic enzymes
FAAH and MAGL



Cannabinoid Type 1 Receptor
Cannabinoid Type 2 Receptor
Cortex
Basal ganglia
Amygdala and hypothalamus
Cerebellum
Brainstem
Blood vessels
Heart
Liver
Pancreas
Kidney
Adipose tissue
Gastrointestinal tract
Reproductive organs
Skeletal muscle
Connective tissue
Thymus
Spleen
Gastrointestinal tract
Bone marrow

Haspula, et al. *Cannabinoid Receptors: An Update on Cell Signaling, Pathophysiological Roles and Therapeutic Opportunities in Neurological, Cardiovascular, and Inflammatory Diseases*, International Journal of Molecular Sciences. 2020;21:5.

LENABASUM:

A LATE-STAGE CB2 AGONIST FOR AUTOIMMUNE DISEASES

Lenabasum: CB2 Agonist In Late-Stage Development

PURPOSE

Inflammatory and fibrotic diseases

INNOVATION

- First-in-class
- Targets activated immune cells
- Non-immunosuppressive
- Add-on to current therapies

MOA

- Activates resolution of inflammation
- Reduces levels of inflammatory mediators
- Inhibits fibrotic processes


α
γ
β
P
P

Intracellular Signaling

cAMP
PLC, DAG, PKC, IP_3
Rho, ROCK
P38, MEK, ERK
Transcriptional Control

Intracellular Signaling

GRKs
Channel Conductance

Intracellular Signaling

Kinases Transcriptional Control

Trafficking

Desensitization
Internalization
Resensitization
Recycling

LEGEND

CB Receptor	P Phosphorylation Site	Ligand	GDP	βArrestin	G-Protein Complex

Howlett, et al. *CB 1 and CB 2 Receptor Pharmacology*, Advances in Pharmacology. 2017;80:192.

Key Lenabasum Phase 2 and 3 Studies

Target (Program)	Phase	Trial Size (n)	Status
Dermatomyositis	3	176	• Topline data expected Q2 2021
SLE	2	100	• Ongoing, topline data expected second half of 2021
Systemic Sclerosis	3	363	• Primary efficacy endpoint (ACR CRISS score) not met • FVC changes seen in sub-population in post-hoc analysis • Acceptable safety profile • Waiting for dermatomyositis data before deciding next steps
Cystic Fibrosis	2b	425	• Primary efficacy endpoint (pulmonary exacerbation rate) was not met • Acceptable safety profile • Not planning additional studies in CF

ACCEPTABLE SAFETY PROFILE IN STUDIES TO DATE, ~1,300 SUBJECTS HAVE RECEIVED LENABASUM

Most common adverse events related to lenabasum: Dizziness, headache, fatigue

What is Dermatomyositis?







DERMATOMYOSITIS:

der·mat·o·my·o·si·tis

A rare and life-threatening autoimmune disease characterized by skin and muscle inflammation.

Images provided by Myositis Support and Understanding and The Myositis Association;

[1]Health Advances, LLC Analysis | [2]Schiopu et al, 2012

Affects **~80,000 PEOPLE** in North America, EU, & Japan[1,2]

30% Mortality in 5 years [2]

Phase 2 DM Study • Improvement in Skin Activity and Biomarkers


Placebo DBPC
Lenabasum DBPC
Lenabasum OLE
Δ CDASI Activity Score, Mean ± SE
Weeks
0
-5
-10
-15
-20
-25
0 2 4 6 8 12 16
0 4 12 20 28 36 44 52 60 68 76 84 92 100 108 116 124 132 140 148 156
0.0
-2.5
-3.7
-5.5
-7.8
-9.3
n = 11
n = 11
n = 20
-9.4
-12.7
-16.0
-13.8
-15.6
-15.1
-17.4
-20.8
-21.8
-20.2
-20.1
-20.7
-20.1
-18.5
-19.8
-19.3
-19.2
-20.3
-21.4
-22.2
n = 18
n = 17
n = 15

Week 0 DBPC CDASI activity score mean (SD) = 33.3 (9.74) for lenabasum and 35.8 (7.77) for placebo. P* = 0.09, p = 0.05, p = 0.28, p = 0.04, for lenabasum vs. placebo at Weeks 4, 8, 12, and 16, respectively, of DBPC Part A of study, MMRM, 2-sided.

Lenabasum treatment was associated with reduction in CD4+ T cell infiltration in skin biopsies in DM


LENABASUM
PLACEBO
WEEK 0
WEEK 0
WEEK 12
WEEK 12

Reductions in CB2, interferon-1β and interferon-γ mRNAs and proteins were also observed

Dermatomyositis: Topline Phase 3 Study Results Expected Q2 2021

Trial in Adults with Active Classic or Amyopathic Dermatomyositis

PRIMARY ENDPOINT IN U.S. & EU:

- ACR & EULAR 2016 Total Improvement Score (TIS) in Adult Dermatomyositis and Polymyositis at Week 28, lenabasum BID vs. placebo (n = 176)

KEY SECONDARY ENDPOINTS:

- Definition of Improvement
- Investigator Global Assessment scale of skin activity
- TIS in subjects receiving any immunosuppressant medication for > 1 year at Baseline
- CDASI activity score

®

ORPHAN DRUG DESIGNATION FROM

FDA

EUROPEAN MEDICINES AGENCY
SCIENCE MEDICINES HEALTH

Systemic Lupus Erythematosus (SLE): Topline Phase 2 Study Results Expected 2H 2021

NIH

STUDY FUNDED AND MANAGED BY THE AUTOIMMUNITY CENTERS OF EXCELLENCE AT THE NATIONAL INSTITUTES OF HEALTH

PRIMARY ENDPOINT:

- Mean 7-day average maximum daily pain numerical rating score (NRS) at 12 weeks, n = 101

KEY SECONDARY ENDPOINTS:

- SLE Responder Index
- SELENA SLEDAI
- BILAG 2004

SLE AFFECTS **+200,000 PEOPLE** IN THE U.S.

Izmirly, et al. *Prevalence of Systemic Lupus Erythematosus in the United States: Estimates from a Meta-Analysis of the Centers for Disease Control and Prevention National Lupus Registries*, Arthritis & Rheumatology, 2021; Epub ahead of print.

2ND GENERATION CB1 INVERSE AGONISTS FOR METABOLIC AND FIBROTIC DISEASES

Obesity is a Growing Global Health Crisis


Health o meter
Professional

Obesity is a Growing Health Crisis in the U.S.

Currently **33%** of the U.S. population is obese and it is estimated to rise to **~50% by the end of the decade**[1]

Obese patients are **2 X MORE LIKELY** to develop hypertension, dementia and certain cancers [2]

Obese patients are over **3 X MORE LIKELY** to develop diabetes, osteoarthritis and end stage renal disease [2]

~ $480B of annual direct medical costs in the US are attributed to obesity [2]

[1]Ward et al, Projected U.S. State-Level Prevalence of Adult Obesity and Severe Obesity, NEJM, Dec. 2019 | [2]Milkin Institute October 2018

CB1 Activation Contributes To "Diabesity"



CB1R
Hepatic tissue
Lipogenesis
Glucose production
Insulin signaling
Fatty acid oxidation
Neuronal tissue
Neuropeptide
Appetite
Lipogenesis
Adipose tissue
Lipogenesis
Adipogenesis
Inflammation
Adiponectin secretion
Skeletal tissue
Insulin resistance
Body weight
Pancreatic cells
Insulin secretion
Obesity
Diabetes mellitus
Obesity
Diabetes mellitus
Obesity
Diabesity

CB1 ACTIVATION INCREASES:

- Appetite
- Food intake
- Fat production and storage
- Insulin resistance
- Inflammation
- Fibrosis

CB1 ACTIVATION DECREASES:

- Insulin secretion
- Fat oxidation
- Energy expenditure

Deeba, et al. *Targeting the endocannabinoid system in diabesity: Fact or fiction?*, Drug Discovery Today. 2021;in press:2.

CB1 is a Validated Target in Metabolic Diseases

SEVERAL FIRST GENERATION CB1 INVERSE AGONISTS ADVANCED TO LATE-STAGE CLINICAL DEVELOPMENT

SANOFI

* Pfizer
Otenabant

* Bristol Myers Squibb™
Ibipinabant

* MERCK
Taranabant


ACOMPLIA®
Rimonabant
sanofi aventis

Rimonabant

- Approved in EU and launched in 2006 for treatment of obesity and other metabolic-related parameters
- Withdrawn in 2008 for depression and suicidality related to rimonabant binding to CB1 in the brain
- Drug class abandoned

SECOND GENERATION OF CB1 INVERSE AGONISTS AIM TO MAINTAIN POTENCY BUT MINIMIZE CB1 BINDING IN BRAIN

*Pfizer, Bristol Myers Squibb, and Merck were in clinical trials. Trials were terminated due to rimonabant withdrawal.

CB1 Inverse Agonist Program

PURPOSE

- Obesity, diabetes/diabetic nephropathy, NASH

INNOVATION

- Second generation small molecule with limited brain levels to increase safety
- Potential to augment effects of GLP-1R agonists in diabetes and obesity
- Potential to preserve renal function

MOA

- Reduces appetite, food intake, lipogenesis, dyslipidemia, inflammation
- Increases insulin sensitivity and secretion



FOOD
Intestine
Glucose
GLP-1
CB1
GLP-1
Glucose
Pancreas
Glut2
Glucose
ATP
AC
cAMP
PKA
GLP-1
GLP-1R
CB1
Insulin
Nucleus
K+
ψ
[Ca2+i]
DAGL
NAPE-PLD
2AG/AEA
Ca2+
L cell
Beta cell

Gonzalez-Mariscal, et al. *Blockade of cannabinoid 1 receptor improves GLP-1R mediated insulin secretion in mice*, Molecular and Cellular Endocrinology. 2016;423:1-10.
Neurological, Cardiovascular, and Inflammatory Diseases, International Journal of Molecular Sciences. 2020;21:5.

DIO Model: CRB-556 Induces Weight Loss in Obese Mice



Δ BW (%)
105
100
95
90
85
0
5
10
15
20
Time (Days)
Vehicle
CRB-556 5 mg/kg BID
Rimonabant 10 mg/kg QD
CRB-556 10 mg/kg BID

Mice received a high-fat diet for 14 weeks to induce obesity and glucose intolerance prior to testing, then continued to receive high-fat diet while receiving test compounds. Vehicle is CRB-556 control. Day 0 is start of dosing with test compounds. N = 10 mice per time point per dose of compound.

- CB1 inverse agonist CRB-556 induced dose-dependent weight loss in mice with diet-induced obesity
- Effect similar to rimonabant



Chow diet



High fat diet

Note, mice pictured were not treated with CRB-556.
Photos are courtesy of GVK-Aragen.

DIO Model: CRB-556 Improves Glucose Tolerance and Insulin Sensitivity in Obese Mice

CRB-556 improved glucose tolerance and insulin sensitivity in mice with diet-induced obesity, similar to rimonabant


Vehicle BID
Rimonabant 10 mg/kg QD
CRB-556 5 mg/kg BID
CRB-556 10 mg/kg BID
oGTT
Blood glucose (mg/dl)
350
300
250
200
150
100
50
Basal
30
60
90
120
Time, min
ITT
Blood glucose (% of Basal)
100
80
60
40
20
Basal
30
60
90
120
Time, min

*P ≤ 0.05, ** P ≤ 0.01 vs vehicle, or #P ≤ 0.05 vs Rimonabant
1-way ANOVA at each timepoint followed by Dunnett's test

Mice received a high-fat diet for 14 weeks to induce obesity and glucose intolerance prior to testing, then continued to receive high-fat diet while receiving test compounds for 28 days. Vehicle is CRB-556 control. Day 0 is start of dosing with test compounds. Oral glucose challenge (2 g/kg, post overnight fast) and insulin sensitivity testing (2 U/kg Humulin IP, post 6 hour fast) were done on Day 25, 1 hr 45 min after morning dose.
N = 5 mice per time point per dose of compound

CRB-4001 Augments Weight Loss Provided by Semaglutide in Obese Mice



Δ BW (%)
0
-10
-20
-30
0 2 4 6 8 10 12 14
Time (days)
**
***
***
***
Vehicle
Semaglutide
CRB-4001
Semaglutide + CRB-4001

* P < 0.05; *** P < 0.001,

comparing semaglutide (1 nmol/kg shown) + CRB-4001 (1 mg/kg shown) versus monotherapies (N = 8 mice per group)

CB1 inverse agonist CRB-4001 augmented semaglutide-induced weight loss in obese mice and insulin sensitization (improved basal glucose levels and glucose disappearance rate)

Zizzari, et al. *CB1 and GLP-1 Receptors Cross Talk Provides New Therapies for Obesity*, Diabetes. 2021;70:421.

CRB-4001 Improves Renal Structure Function in a Model of Diabetic Nephropathy


ACR (mg/g)
200
150
100
50
0
*
#
BUN (mg/dL)
30
20
10
0
*
*#
Glomerular area (µm²)
6000
4000
2000
0
*
#
Bowman's space
cross-sectional area (µm²)
1500
1000
500
0
*
#
Damaged
Proximal Tubules (%)
100
80
60
40
20
0
*
*#
Cntrl + Veh
STZ + Veh
STZ + CRB-4001

#P < 0.05 relative to the corresponding streptozotocin (STZ) group treated with vehicle (Veh)

C57Bl/6 mice with STZ-induced diabetic nephropathy were treated for 16 weeks with 3 mg/kg CRB-4001. Compared to the STZ group treated with vehicle.

CRB-4001 INCREASED:

- Preservation of renal structure

CRB-4001 DECREASED:

- GLUT2 expression and translocation to basal membrane
- Blood urea nitrogen (BUN)
- Albumin to creatinine ratio (ACR)
- Inflammatory mediators
- Tubulo-interstitial fibrosis

Hinden, et al. *Modulation of Renal GLUT2 by the Cannabinoid-1 Receptor: Implications for the Treatment of Diabetic Nephropathy*, Journal of the American Society of Nephrology. 2018;29:436-446.

Select Corbus CB1 Inverse Agonists Have Low Brain Levels and Receptor Occupancy With Repeated Dosing in Mice

Compound	C_{max} Brain: Plasma (Ratio, Range)	AUC_{0-24} Brain: Plasma (Ratio, Range)	CB1 Receptor Occupancy in Brain, Chronic Dosing, 10-20 mg/kg	Comment
Rimonabant (Sanofi)	0.90 - > 1	–	Upper limit of quantification	Single IP dose[1]
CRB-4001*	0.06-0.07	0.49-0.83	Lower limit of quantification[2]	Accumulates in brain with repeated dosing
CRB-556**	0.01-0.03	0.04-0.07	Lower limit of quantification	Minimal accumulation
CRB-545**	0.01-0.04	0.03-0.08	Lower limit of quantification	No accumulation
CRB-625**	0.00-0.002	0.00-0.01	Not determined	No accumulation

*We are not continuing development of CRB-4001. **Current candidates under evaluation for potential clinical development

1. Han, et al. *A novel peripheral cannabinoid 1 receptor antagonist, AJ5012, improves metabolic outcomes and suppresses adipose tissue inflammation in obese mice.* FASEB J. 2019; 33:4314-4326.
2. Tam, et. al. *Peripheral cannabinoid-1 receptor inverse agonism reduces obesity by reversing leptin resistance.* Cell Metab. 2012; 16:167-79

NEW DRUG CLASS:

CANNABINOID RECEPTOR AGONISTS

FOR SOLID TUMORS

CB2 Agonist Immuno-oncology Program

PURPOSE

Solid tumors in combination with standard treatments including checkpoint inhibitors

INNOVATION

- First-in-class
- Affects both tumor cells and immune system
- Potential to augment effects of CPIs

MOA

- Inhibits cell cycle progression
- Inhibits cell proliferation
- Induces apoptosis
- Reduces angiogenesis
- Reduces epithelial-mesenchymal transformation
- Inhibits cell cycle progression



CB-R2
CB-R1
GPR55
JUND
AC
Ceramide
Raf
AC
FAK
SRC
RHOA
B-Catenin
Akt
P13K
mTor
MEK1/2
ERK1/2
E-cadherin
Vimentin, Fibronectin
Snail1, Slug, Twist
Migration/Invasion
Angiogenesis
EMT
Cell Death
Cell cycle arrest
Proliferation
dimerization
inhibition
activation

Kiskova, et al. *Future Aspects for Cannabinoids in Breast Cancer Therapy*, International Journal of Molecular Sciences. 2019;20:5.

Corbus CB2 Agonists Reduce Cancer Cell Viability by Promoting Apoptosis

Inhibition of cancer cell viability, IC50 (µM)

Compound	HER2+ Breast Cancer			Triple Negative Breast Cancer			ER+ Breast Cancer		Glioblastoma	
	BT474	HCC1954	SKBR3	MDA-MB-468	MDA-MB-231	MDA-MB-436	T-47D	MCF7	SF126	U251
CRB-199*	4.5	3.5	5.2	3.1	5.4	4.0	5.4	>10	9.0	3.8
CRB-378*	8.0	6.4	10.5	3.6	8.4	4.0	10.4	13.8	18.5	3.5

*Current candidates under evaluation for potential clinical development



Fold Induction (vs. DMSO)
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
CRB-199
CRB-378



Fold Induction (vs. DMSO)
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
CRB-199
CRB-378



Fold Induction (vs. DMSO)
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
CRB-199
CRB-378

Fold-induction of caspases 3 and 7 vs. vehicle (non-cytotoxic concentrations)

Concentrations (µM) 20.0 6.7 2.2 0.7 0.2

CRB-378 Has Single Agent Activity in HCC1954 Her2+ Breast Cancer Xenograft Model

CRB- 378 REDUCES TUMOR VOLUME



Vehicle
CRB-378, 5 mg/kg BID
CRB-378, 10 mg/kg BID
Tumor Volume (mm³)
1600
1400
1200
1000
800
600
400
200
* P ≤ 0.05, ** P ≤ 0.01 vs. vehicle,
2 4 6 8 10 12 14 16 18 20 22
Days post grouping (Day)

CRB- 378 IS CONCENTRATED IN THE TUMOR



CRB-378 5 mg/kg (tumor)
CRB-378 10 mg/kg (tumor)
CRB-378 5mg/kg (plasma)
CRB-378 10 mg/kg (plasma)
CRB-378 Concentration (ng/mL)
1000
800
600
400
200
0
0 1 2 3 4
Time Post Dose (hr)

Female Balb/c mice nude mice were injected in the flank with HCC1954 Her2+ breast cancer cells. Pharmacological treatments for 21 days were started when tumors reached 90-180 mm3 were cultured with vehicle or CRB-378 for different times, with compound BKM-129 (PI3 kinase inhibitor) serving as the positive control. Tumor size was measured using a caliper and tumor volume was calculated. Concentration of CRB-378 in plasma and tumors was determined on Day 21 by LC-MS/MS.



PROGRAM 2:

TARGETING TGFβ ACTIVATING INTEGRINS

Immune Evasion is Mediated by TGFβ in Late-Stage Tumors



Human NSCLC
***
CD4+ FOXP3+ density (cells/mm²)
150
100
50
0
<5 β8 TPS
5–24 β8 TPS
25–74 β8 TPS
75–100 β8 TPS



Pro-inflammation
IL-17
Th17
RORγ
Pro-Inflammation
Th1
Tbet
Tumor Suppression
Th2
GATA
TGF-β blocks
Th2 Proliferation
Treg
FOXP3
Immune
Suppression
IL-6
IFN-γ
IL-4
IL-2
Cancer Cells
Stromal Cells
TME
TGF-β1
CD8+
Proliferation
Perforin
IFN-γ
Exocytosis
Mast Cells
O2-
NO
NK
NKG2D
Cytokine Production
Cytotoxic Activity
IFN-γ
B cell
IgA Secretion
PMN
Degranulation
DC
Antigen Presentation
Cytokine Production
MDSCs
Differentiation
Expansion
Immune/ CD4+
Suppression
Macrophage (M1)
Pro-Inflammatory
Cytokines IL-12
Macrophage (M2)
Anti-Inflammatory
Cytokines IL-4, IL-10
Tumor-promoting

Seed, et al. *A tumor-specific mechanism of T reg enrichment mediated by the integrin αvβ8*, Science Immunology. 2021; 6:8.
Kim, et al. *Novel therapies emerging in oncology to target the TGF-β pathway*, Journal of Hematology & Oncology. 2021; 14:4.

Treg numbers are increased in human non-small lung cell cancers in proportion to number of cancer cells expressing β8 (TPS)

Lower Survival in Patients with High TGFβ Tumor Gene Signature

N = 8,461 cancers, multiple cell types


C1 C2 C3 C4 C5 C6
1.0
0.8
0.6
0.4
0.2
0.0
Overall survival, %
TGFβ predominance gene signature
0
5
10
15
20
25
Time, years

Strong concordance between TGFβ immune expression signature score and overall survival for each immune subtype of tumor

IN CONCORDANCE WITH

LOW DEATH RISK 0.3 0.5 0.7 HIGH DEATH RISK

- C1 — C1 = WOUND HEALING
- C2 — C2 = IFN-γ DOMINANT
- C3 — C3 = INFLAMMATORY
- C4 — C4 = LYMPHOCYTE DEPLETED
- C5 — C5 = IMMUNOLOGICALLY QUIET
- C6 — C6 = TGFβ DOMINANT

Thorsson, et al. *The Immune Landscape of Cancer*, Immunity. 2018; 48:817

αvβ8 on Tumor Cells Activates TGFβ

DIFFUSIBLE ACTIVE TGFβ



integrin αVβ8
LAP$_A$
LAP$_B$
mTGF-β1$_A$
mTGF-β1$_B$
MHG-8 binding footprint
GARP$_{ECD}$
αV
β8
RGD
RGD
Pulling force
IC
EC
EC
IC
Resistance or pulling force
TGF-β1 activation
Unfastened straightjacket
+
Active TGF-β1

Liénart, et al. *Structural basis of latent TGF-β1 presentation and activation by GARP on human regulatory T cells*, Science 2018; 3624.

NON-DIFFUSIBLE ACTIVE TGFβ



Activated TGF-β Receptor
GARP
TGF-β
Prodomain
Integrin αvβ8

Campbell, et al. *Cryo-EM Reveals Integrin-Mediated TGF-β Activation without Release from Latent TGF-β*, Cell. 2020; 180:1.

Non-diffusible TGFβ may be most relevant form of active TGFβ in cancer

Drug Development of Inhibitors of TGFβ-Activating Integrins

	ONCOLOGY		FIBROSIS	
	PHASE (DISCLOSED INDICATION)	TARGET	PHASE (DISCLOSED INDICATION)	TARGET
Pfizer	Phase 1 Solid tumors	αvβ8 (monoclonal antibody)	-	-
PLIANT	Preclinical	αvβ8 (small molecule)	Phase 2 IPF & PSC	αvβ6/1 (small molecule)
MORPHIC THERAPEUTIC	Preclinical	αvβ8 (small molecule)	Preclinical	αvβ1 (small molecule)
VENN THERAPEUTICS	Preclinical	αvβ8 (monoclonal antibody)	Preclinical	αvβ8/6 (monoclonal antibody)
AstraZeneca	-	-	Phase 1 CKD	αvβ8 (monoclonal antibody)
PLIANT / NOVARTIS	-	-	Phase 1 NASH	αvβ1 (small molecule)
abbvie / MORPHIC THERAPEUTIC	-	-	Preclinical	αvβ6 (small molecule)

MONOCLONAL ANTIBODY

SMALL MOLECULE

CRB-601: Anti-αvβ8 mAb for Solid Tumors

PURPOSE

Treatment of solid tumors, in combination with standard treatments including checkpoint inhibitors

INNOVATION

- Anti-αvβ8 mAb from Nishimura lab (UCSF)
- Genealogy: mC6D4 > hC6D4 > CRB-601
- Potential to augment effects of CPIs

MOA

- Binds with high affinity to block RGD-binding site of αvβ8
- Inhibits activation of diffusible and non-diffusible forms of TGFβ, at ~30-fold lower concentrations than 1st gen C6D4 mAb


TGF-β
L-TGF-β
pro-domain
β8 βI
β8 hybrid
αv β–propeller
β8 Psi/EGF1
αv thigh

TGFβ binding to αvβ8


C6D4 Fab
αv
β8

mC6D4 binding to αvβ8

Campbell, et al. *Cryo-EM Reveals Integrin-Mediated TGF-β Activation without Release from Latent TGF-β*, Cell. 2020; 180:491-493.

C6D4 Inhibits Activation of Both Diffusible and Non-Diffusible TGFβ

Inhibition of Activation of:

Diffusible TGFβ



TGF-β activation (%)
150
100
50
0
–3 –2 –1 0 1 2
Inhibitor concentration (log_{10})
Anti-β8 (CD64)
Anti-TGF-β
TGF-βR2-fc
Anti-TGF-βR2
Anti-GARP/L-TGF-β

Non-Diffusible TGFβ



TGF-β activation (%)
150
100
50
0
–3 –2 –1 0 1 2
Inhibitor concentration (log_{10})
Anti-β8 (CD64)
Anti-TGF-β
TGF-βR2-fc
Anti-TGF-βR2
Anti-GARP/L-TGF-β

Seed, et al. *A tumor-specific mechanism of T reg enrichment mediated by the integrin αvβ8*, Science Immunology. 2021; 6:7.

Parental C6D4 Anti-αvβ8 mAb Augments Activity of Anti-PD-1 mAb

MC38 Syngeneic Mouse Colon Cancer Model



tumor volume (LxW^2)*0.5
1000
800
600
400
200
0
0
5
10
15
Days



Percent survival
100
80
60
40
20
0
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30
Days after MC38 injection
****
**
*
Isotype control Abs
C6D4
anti-PD-1 mAb
C6D4 + anti-PD-1 mAbs

* P , 0.05, ** P < 0.01, **** P < 0.0001, vs. isotype control mAbs

C56Bl/6 mice were inoculated with MC38 cells, n = 10 per group. C6D4 (7 mg/kg) and anti-PD-1 (RMP1-14, 20 mg/kg) were administered on days 7, 10, 13, and 16.

Takasaka, et al. *Integrin αvβ8-expressing tumor cells evade host immunity by regulating TGF-β activation in immune cells*, JCI Insight. 2013; 3:3.

Blocking Both TGFβ and PD-1 Augments T Cell Infiltration in Tumors



Isotype
Anti-PD-L1
Normal tissue
Tumour
200 μm
Tumour
Normal tissue
Tumour periphery
Anti-TGFβ
Anti-PD-L1 + anti-TGFβ
Normal tissue
Tumour
Normal tissue
Tumour
CD3 T cells
Isotype
Anti-PD-L1
Tumour centre
200 μm
Anti-TGFβ
Anti-PD-L1 + anti-TGFβ
CD3 T cells

- Majority of infiltrating cells are CD8+ T cells
- Consistent with lessening immunosuppression
- CRB-601 + anti-PD-1 mAb have the potential to provide superior relief of immunosuppression

Mariathsasan, et al. *TGFβ attenuates tumour response to PD-L1 blockade by contributing to exclusion of T cells*, Nature. 2018; 554:547.

CRB-602: Anti-$\alpha v\beta 6/8$ mAb for Fibrosis and Cancer

INCREASED EXPRESSION OF $\alpha v\beta 6$ IN FIBROTIC AREAS IN LUNG OF IDIOPATHIC PULMONARY FIBROSIS (IPF) SUBJECTS


a
HRCT
b
1st PET image
c
2nd PET scan
IPF
-1024
HU
1024
0
SUV
1.15
fibrosis
αvβ6
d
HRCT
e
1st PET image
f
2nd PET scan
IPF
-1024
HU
1024
0.25
SUV
1.25
g
PET
h
PET
i
PET
Normal
0.25
SUV
1.25

Lukey, et al. *Clinical quantification of the integrin αvβ6 by [18 F]FB-A20FMDV2 positron emission tomography in healthy and fibrotic human lung (PETAL Study)*, European Journal of Nuclear Medicine and Molecular Imaging. 2020; 47:974.

- Licensed from by Panorama Research Inc.
- $\alpha v\beta 6$ integrin also activates TGFβ
- $\alpha v\beta 6$ is expressed in high levels on tumors of epithelial origin (carcinomas)
- $\alpha v\beta 6$ is also expressed on epithelial cells in fibrotic diseases and thought to play an important role in lung, liver, biliary, and kidney fibrosis
- $\alpha v\beta 6$ is more highly expressed in fibrotic areas in lungs of IPF subject than in non-fibrotic areas or normal lungs
- Antibody that targets both $\alpha v\beta 6$ and $\alpha v\beta 8$ may be useful in treatment of certain carcinomas
- Corbus anti-$\alpha v\beta 6/8$ mAb will be tested in animal models of cancer and fibrosis, with estimated Phase 1 start by end of 2022

Expected Clinical Milestones 2021-2022

PROGRAM	MILESTONE	Q2 2021	H2 2021	H1 2022	H2 2022
LENABASUM IN DERMATOMYOSITIS	PHASE 3 DATA	✓			
LENABASUM IN SYSTEMIC LUPUS ERYTHEMATOSUS	PHASE 2 DATA		✓		
CB1 INVERSE AGONISTS IN METABOLIC DISEASES	PHASE 1			✓	
CB2 AGONIST IN SOLID TUMORS	PHASE 1				✓
CRB-601 IN SOLID TUMORS (anti-αvβ8 mAb)	PHASE 1				✓
CRB-602 IN FIBROSIS (anti-αvβ6/8 mAb)	PHASE 1				✓

FINANCIAL PROFILE:
CRBP (NASDAQ)

125M Common Shares Outstanding (140.1M Fully Diluted)

$125M Cash Balance as of 3.31.2021

A Team With a Proven Record of Execution



Yuval Cohen, PhD
Chief Executive Officer, Director
Executive leadership experience in inflammatory disease drug



Sean Moran, CPA, MBA
Chief Financial Officer
Senior financial experience with emerging biotechnology, drug delivery and medical device companies



Craig Millian, MBA
Chief Commercial Officer
Experience leading commercial organizations and building successful brands at multiple biopharma companies



Barbara White, MD
Chief Medical Officer and Head of Research
Previous academician with industry, clinical development, and medical affairs experience in inflammatory and autoimmune diseases



Ross Lobell
VP, Regulatory Affairs
Regulatory affairs experience with an extensive biopharmaceutical background in leading preclinical, clinical and nonclinical regulatory strategies



Dylan Wenke
Head, Business Development
Experience leading corporate development, partnerships, and collaborations at pharmaceutical and venture-backed startups

An Experienced and Engaged Board of Directors



Amb. Alan Holmer Ret.
Chairman of the Board
More than two decades of public service in Washington, D.C. including Special Envoy to China; Former CEO of PhRMA



Avery W. (Chip) Catlin
Director
More than 25 years of senior financial leadership experience in life science companies; Former CFO and Secretary of Celldex Therapeutics



Yuval Cohen, PhD
Chief Executive Officer, Director
More than 13 years of executive leadership experience in inflammatory disease drug development



Rachelle Jacques
Director
More than 25-year professional career, experience in U.S. and global biopharmaceutical commercial leadership, including multiple high-profile product launches in rare diseases; CEO of Enzyvant Therapeutics



John K. Jenkins, MD
Director
Distinguished 25-year career serving at the U.S. FDA, including 15 years of senior leadership in CDER and OND



Pete Salzmann, MD, MBA
Director
20 years of industry experience and currently serves as Chief Executive Officer of Immunovant (NASDAQ: IMVT), a biopharmaceutical company focused on developing therapies for patients with autoimmune diseases


CORBUS
PHARMACEUTICALS
Connecting Innovation to Purpose
NASDAQ: CRBP • CorbusPharma.com • @CorbusPharma

RESOLVE-1 Phase 3 in Systemic Sclerosis

Largest ever study in diffuse cutaneous systemic sclerosis (n=365, 52-weeks, 76 global sites)

First in a group of studies to allow patients to remain on background immunosuppressant therapy (IST)

RESULTS

Study did not meet primary endpoint

KEY LEARNINGS

Under-appreciated benefit from IST (especially in newly diagnosed patients) led to much higher improvement in the control group than anticipated

PRIMARY EFFICACY ENDPOINT: MEDIAN ACR CRISS SCORES AT WEEK 52

Visit 11 (Week 52)	Lenabasum 20 mg BID · N = 120	Lenabasum 5 mg BID · N = 120	Placebo N = 123
n	100	113	115
Mean (SD)	0.598 (0.432)	0.575 (0.423)	0.636 (0.422)
Median (Q1, Q3)	0.888 (0.061, 0.997)	0.827 (0.070, 0.988)	0.887 (0.071, 0.999)
p-value (Ranked Score, MMRM)	0.497	0.349	-

There were also no significant differences among treatment groups for the secondary efficacy outcomes.

mITT population, primary efficacy analysis. MMRM with imputed values for missing core items, except LOCF for core items missing because of COVID-19.

NEXT STEPS: PREPARING THE RESOLVE-1 STUDY DATA FOR PUBLICATION AND WILL DECIDE ON THE NEXT STEPS IN THE DEVELOPMENT PROCESS PENDING THE OUTCOME OF THE DETERMINE STUDY.

PHASE 3 • Subjects Treated With Lenabasum 20 mg BID Added to Established IST (> 2 Year Duration) Had Stable FVC % Predicted

POST-HOC ANALYSES

Subjects treated with lenabasum 20 mg BID added to established immunosuppressant therapies (IST) had stable FVC % predicted over 1 year



Nominal P = 0.039
Week 52, 2-sample t -test
N = 38
N = 26
Change in FVC, % predicted, mean (SEM)
4
2
0
-2
-4
-6
-8
-10
0
4
8
12
16
20
24
28
32
36
40
44
48
52
WEEKS
Lenabasum 20 mg BID
Placebo

IST = immunosuppressant therapies. Post-hoc analyses, per protocol population of subjects who completed study drug and Week 52, LOCF for any missing values. Subjects were receiving at least 1 background IST for greater than 2 years treatment duration at baseline, and any MMF treatment must be > 2 years duration

CRB-4001 Acts In a Variety of Key Metabolic Pathways


Hyperglycemia
Glucose
GLUT2
Glucose
GLUT2
GLUT2
Glucose
GLUT2
Glucose
GLUT2
PKCβ1
Ca2+
CB1R
ER
Apical membrane
Basal membrane


Hyperglycemia+
CB1R antagonism/absence
Glucose
GLUT2
Glucose
GLUT2
Glucose
PKCβ1
Glucose
GLUT2
Glucose
GLUT2
CRB-4001
CB1R
ER
Apical membrane
Basal membrane

Hinden, et al. *Modulation of Renal GLUT2 by the Cannabinoid-1 Receptor: Implications for the Treatment of Diabetic Nephropathy*, Journal of the American Society of Nephrology. 2018;29:436-446.